                                     [LOGO]

                              SOURCE CAPITAL, INC.

                               SEMIANNUAL REPORT
                     for the six months ended June 30, 2002

                              SOURCE CAPITAL, INC.

                                     [LOGO]

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                                              Six months ended          Year ended
                                                                June 30, 2002       December 31, 2001
                                                            ---------------------  --------------------
                                                               Total        Per       Total       Per
                                                                Net       Common       Net       Common
                                                               Assets      Share      Assets     Share
                                                            ------------  -------  ------------  ------
Beginning of period.......................................  $498,725,575  $55.45   $437,610,576  $48.62
Net gain (loss) on investments, realized and unrealized...   (23,329,821)  (2.88)    91,055,378   11.40
Net investment income.....................................     1,803,920    0.22      4,312,514    0.54
Dividends to Preferred shareholders.......................    (2,363,054)  (0.29)    (4,726,109)  (0.59)
Distributions to Common shareholders......................   (18,471,052)  (2.30)   (36,511,724)  (4.60)
Proceeds from shares issued for distributions reinvested
  by shareholders.........................................     3,432,542    0.04      6,984,940    0.08
                                                            ------------  ------   ------------  ------
    Net changes during period.............................  $(38,927,465) $(5.21)  $ 61,114,999  $ 6.83
                                                            ------------  ------   ------------  ------
End of period.............................................  $459,798,110  $50.24   $498,725,575  $55.45
                                                            ============  ======   ============  ======

                                                            June 30, 2002   December 31, 2001   December 31, 2000
                                                            -------------   -----------------   -----------------
Common market price per share.............................      $61.21            $61.02              $52.69
Common market premium (discount) to net asset value.......        21.8%             10.1%                8.4%
Preferred asset coverage..................................         849%              921%                808%
Preferred liquidation preference per share................      $27.50            $27.50              $27.50
Preferred market price per share..........................      $31.20            $30.20              $27.75

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets of approximately $460,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,074,453 shares of Common Stock outstanding.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy that provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation that has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 20 subsequent increases to the current rate of $4.60. Maintenance of the current $4.60 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $46.00 per share.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets decreased from $521,303,592 to $459,798,110 during the second quarter. Net asset value per Common share amounted to $50.24 at June 30, 2002, compared with $58.07 at March 31, 2002, and $55.45 at year-end 2001. These changes in net asset value were net of cash distributions of $1.15 paid in both the first and second quarters.

INVESTMENT RESULTS, 2002 FIRST HALF

  For the six months ended June 30, 2002, the net asset value per share of Source Capital's Common Stock decreased by 5.5%, as adjusted for reinvestment of distributions paid during the period, while total net assets declined 4.5%. These returns compare with a 5.2% decrease in the Russell 2500 Index. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 2002 SECOND QUARTER

  In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 11.7%, as adjusted for reinvestment of the $1.15 distribution paid during the period, while total net assets declined 10.3%, both on a reinvestment basis. In comparison, the Russell 2500 Index decreased 8.6% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME
  Net investment income amounted to $985,022 and $1,803,920 for the second quarter and six months, respectively, as against $787,588 and $2,293,353 in the comparable periods of 2001. Preferred dividends exceeded net investment income by $0.02 and $0.07 for the quarter and six-month periods, respectively, compared with Preferred dividends in excess of net investment income of $0.05 and $0.01 for the corresponding periods of 2001.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $1.15 per share was paid on June 15, 2002, to shareholders of record on May 24, 2002. This payment marks the 26th anniversary of Source Capital's 10% Distribution Policy that calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 20 increases in the distribution rate totaling 229%--from the original $1.40 rate in June 1976, to the current $4.60 rate. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $508,920,615 or $73.63 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $4.60 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 2002, to shareholders of record on May 24, 2002. The changes in the Company's total net assets since year-end 2001 have resulted in changes in the Preferred shares' asset coverage from 921% at December 31, 2001, to 963% at March 31, 2002, and 849% at June 30, 2002. The decrease in net investment income led to a decline in Preferred dividend coverage to 83% for the second quarter and 76% for the six months, compared with 67% and 97% for the corresponding periods of 2001.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased from $61.02 to $61.21 during the first half of 2002. As this $0.19 increase in market price was more than the $5.21 decline in the underlying net asset value, the market premium to net asset value of 10.1% at year-end 2001 increased to 21.8% at June 30, 2002. The market price of Source Capital Preferred Stock increased to $31.20 at June 30, 2002, from $30.20 at year-end 2001.

COMMENTARY

  After a surprisingly strong first quarter, the stock market at last surrendered to overvaluation and stock prices were down sharply in the second quarter, as well as July. Larger companies continued to lead the decline, and the S&P 500 and Nasdaq indexes have now retreated to levels of 4-5 years ago. A combination of slowing economic recovery and corporate scandals explains much of the recent market weakness.

  Source's investment performance during the second quarter was disappointing--about 3 points worse than the benchmark Russell 2500. This follows seven consecutive quarters of doing better than the benchmark index, as well as the S&P 500. In addition, Source's three- and five-year returns are still robust.

                                                            Periods Ending June 30, 2002
                                               ------------------------------------------------------
                                                Second                   One        Three       Five
                                               Quarter       YTD         Year       Years*     Years*
                                               --------    --------    --------    --------    ------
Source                                          (11.7)%      (5.5)%        0.8%       11.1%    13.3%
Russell 2500                                     (8.6)%      (5.2)%      (7.6)%        3.9%     6.9%
S&P 500                                         (13.4)%     (13.2)%     (18.0)%      (9.2)%     3.7%
Nasdaq                                          (20.7)%     (25.0)%     (32.3)%     (18.3)%     0.3%

* Annualized Returns

  At Source Capital, we not only recycle metal, glass, and paper, but occasionally also stock ideas. An example of this is LINCARE, a Source holding during the second half of 2000, and now back in the portfolio in 2002.

  Lincare is a leading provider of respiratory therapy to patients in their homes, an industry which has been growing at about 7-10% annually. It provides oxygen and drug treatment to people whose lung or heart function has been severely compromised. This usually takes the form of chronic obstructive pulmonary disease, mostly smoking related emphysema and bronchitis, or congestive heart failure. Home oxygen generally improves the patient's condition while reducing costs to the healthcare system, when compared to treatment in a hospital environment.

  The home respiratory industry remains highly fragmented, with more than 2,000 providers, but is gradually being consolidated by a few national companies. The largest of these are Lincare and Apria Healthcare, which each has about 20% of the total market.

  Lincare has grown rapidly for many years, both through internal expansion and acquisitions of small, local operators. This long history of steady growth, as well as Lincare's superior return on capital, were both strong attractions for us. Lincare's 30% operating margin, 25% return-on-equity, and relatively low debt levels were all far better than any of its competitors.

  One worry for healthcare providers like Lincare is the omnipresent threat of adverse government action. This typically takes two forms--investigations into improper billing or conduct, and changes in reimbursement rates. Of course, these concerns can also provide attractive entry points for the patient buyer, and we believe that this was the case for us.

  Our first purchase of Lincare was in June 2000 when its stock was trading at roughly the same price as three years earlier, despite a 50% EPS gain over that period. Part of the reason may have been two separate federal investigations into Lincare's billing, documentation, and marketing practices, as well as a "whistleblower" lawsuit filed by a former employee.

  We felt that the undoubted risks associated with these actions were more than reflected in Lincare's 12X PE, and we were also comfortable with Lincare's internal compliance and audit practices. We established a position at about $12 per share (adjusted for a later 2-1 split).

  Six months later the environment had changed. Many healthcare companies were now back in favor as a recession threatened. Lincare's price had doubled (earnings were up 10%). We sold the position. (Nothing has ever come of either investigation or the lawsuit.)

  By the fall of 2001, Lincare had again become a viable idea for the portfolio. The market was more interested in cyclical recovery ideas than in boring high return on capital, steady growth companies. In addition, there was a credible threat that Congress would reduce Lincare's payments for Medicare patients by changing the reimbursement formula for the asthma drugs which some patients received along with their oxygen. (Although nothing has yet been enacted, this remains a real possibility nine months later.) As a result, Lincare's stock price had retreated modestly despite considerable earnings progress.

  It should be noted that sometimes negative events, like reimbursement cuts, can provide an opportunity for the superior company. For example, in the late 1990s the Medicare payment for home oxygen therapy was reduced by 30% over a two-year period. Lincare reduced costs and captured market share from weakened competitors. Its earnings actually increased by 14% over the period and its competitive position was enhanced.

  We repurchased Lincare during the fourth quarter of 2001 and first quarter of 2002. The valuation, about 19X trailing 12 months earnings and 14-15X projected 2002 EPS, was somewhat higher than our original buy in 2000, but we appreciated its predictability in an environment in which earnings growth was elusive for many companies.

  Lincare is now Source Capital's tenth largest position. It was the best performer in the portfolio during the generally dismal second quarter.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
President and
  Chief Investment Officer
July 25, 2002

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2002

COMMON STOCKS                                                             Shares        Value
------------------------------------------------------------            ----------   ------------
PRODUCER DURABLE GOODS -- 19.7%
Cognex Corporation*.........................................               230,000   $  4,611,500
Crane Co....................................................               435,000     11,040,300
Denison International plc (ADR)*+...........................               630,900     11,703,195
Donaldson Company, Inc......................................               160,000      5,606,400
Graco Inc...................................................               697,200     17,527,608
IDEX Corporation............................................               425,000     14,237,500
Manitowoc Company, Inc., The................................               361,000     12,811,890
Zebra Technologies Corporation (Class A)*...................               270,000     13,019,400
                                                                                     ------------
                                                                                     $ 90,557,793
                                                                                     ------------
TECHNOLOGY -- 10.9%
Advanced Fibre Communications, Inc.*........................               500,000   $  8,270,000
Belden Inc..................................................               337,800      7,039,752
KEMET Corporation*..........................................               449,800      8,033,428
Plantronics, Inc.*..........................................               316,000      6,007,160
SanDisk Corporation*........................................             1,042,000     12,920,800
Stratos Lightwave, Inc.*....................................               392,938        628,701
TriQuint Semiconductor, Inc.*...............................             1,143,029      7,326,816
                                                                                     ------------
                                                                                     $ 50,226,657
                                                                                     ------------
HEALTHCARE -- 10.2%
Landauer, Inc.+.............................................               353,000   $ 13,706,990
Lincare Holdings Inc.*......................................               436,000     14,082,800
Ocular Sciences, Inc.*......................................               722,900     19,156,850
                                                                                     ------------
                                                                                     $ 46,946,640
                                                                                     ------------
ENERGY -- 9.2%
Cal Dive International, Inc.*...............................               480,000   $ 10,560,000
Noble Corporation*..........................................               481,000     18,566,600
Tidewater Inc...............................................               402,000     13,233,840
                                                                                     ------------
                                                                                     $ 42,360,440
                                                                                     ------------
BUSINESS SERVICES & SUPPLIES -- 8.6%
HON INDUSTRIES Inc..........................................               510,000   $ 13,882,200
Manpower Inc................................................               300,000     11,025,000
Office Depot, Inc.*.........................................               865,000     14,532,000
                                                                                     ------------
                                                                                     $ 39,439,200
                                                                                     ------------
MATERIALS -- 6.7%
Engelhard Corporation.......................................               263,000   $  7,448,160
Martin Marietta Materials, Inc..............................               200,000      7,800,000
OM Group, Inc...............................................               255,000     15,810,000
                                                                                     ------------
                                                                                     $ 31,058,160
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2002

                                                                        Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount        Value
------------------------------------------------------------            ----------   ------------
RETAILING -- 5.9%
Circuit City Stores, Inc....................................               440,000   $  8,250,000
O'Reilly Automotive, Inc.*..................................               667,500     18,396,300
Pathmark Stores, Inc., Warrants*............................                80,898        408,535
                                                                                     ------------
                                                                                     $ 27,054,835
                                                                                     ------------
CONSUMER DURABLE GOODS -- 4.2%
Clayton Homes, Inc..........................................             1,216,600   $ 19,222,280
                                                                                     ------------

DISTRIBUTION -- 4.0%
Arrow Electronics, Inc.*....................................               370,000   $  7,677,500
Black Box Corporation*......................................               260,800     10,622,384
                                                                                     ------------
                                                                                     $ 18,299,884
                                                                                     ------------

ENTERTAINMENT -- 3.2%
Carnival Corporation........................................               536,600   $ 14,858,454
                                                                                     ------------

BANKING -- 2.8%
National Commerce Financial Corporation.....................               488,900   $ 12,858,070
                                                                                     ------------

INSURANCE -- 2.1%
Brown & Brown, Inc..........................................               301,000   $  9,481,500
                                                                                     ------------

TOTAL COMMON STOCKS -- 87.5% (Cost $296,611,614)............                         $402,363,913
                                                                                     ------------

PREFERRED STOCKS -- 2.8% (Cost $11,945,571)
Crown American Realty Trust.................................                59,000   $  3,286,300
Duke-Weeks Realty Corp. (Series B)..........................                40,000      1,968,000
New Plan Excel Realty Trust, Cvt............................               225,000      5,735,250
ProLogis Trust (Series D)...................................                80,000      1,988,000
                                                                                     ------------
                                                                                     $ 12,977,550
                                                                                     ------------
CONVERTIBLE BONDS AND DEBENTURES
PRODUCER DURABLE GOODS -- 1.7%
Checkpoint Systems, Inc. -- 5.25% 2005......................            $4,000,000   $  3,590,000
MascoTech, Inc. -- 4.5% 2003................................             4,200,000      4,179,000
                                                                                     ------------
                                                                                     $  7,769,000
                                                                                     ------------
DISTRIBUTION -- 0.6%
Reptron Electronics, Inc. -- 6.75% 2004.....................            $5,980,000   $  2,840,500
                                                                                     ------------
HEALTHCARE -- 0.4%
IVAX Corporation -- 5.5% 2007...............................            $2,000,000   $  1,675,000
                                                                                     ------------

TOTAL CONVERTIBLE BONDS
 AND DEBENTURES -- 2.7% (Cost $13,884,839)..................                         $ 12,284,500
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2002

                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount        Value
------------------------------------------------------------            ----------   ------------
CORPORATE -- 5.9%
Actuant Corporation -- 13% 2009.............................            $2,275,000   $  2,639,000
Advantica Restaurant Group, Inc. -- 11.25% 2008.............             2,131,100      1,672,913
Flextronics International Ltd. -- 8.75% 2007................             2,000,000      2,010,000
Host Marriott Corporation -- 9.25% 2007.....................             2,000,000      2,030,000
Lear Corporation -- 7.96% 2005..............................             2,000,000      2,050,000
Metaldyne Corporation -- 11% 2012++.........................             1,000,000        985,000
OM Group, Inc. -- 9.25% 2011................................             2,000,000      2,070,000
Oshkosh Truck Corporation -- 8.75% 2008.....................             2,000,000      2,080,000
Realty Income Corporation -- 8.25% 2008.....................             2,000,000      2,120,000
Unisys Corporation
  -- 7.875% 2008............................................             1,500,000      1,455,000
  -- 8.125% 2006............................................             2,000,000      1,972,500
United Stationers Inc. -- 8.375% 2008.......................             3,000,000      3,015,000
Westinghouse Air Brake Company -- 9.375% 2005...............             3,000,000      3,011,250
                                                                                     ------------
                                                                                     $ 27,110,663
                                                                                     ------------
U.S. GOVERNMENT AND AGENCIES -- 0.7%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (IO).........................................            $  597,909   $     41,317
  -- 10.15% 2006 (REMIC)....................................                 7,828          7,833
Federal National Mortgage Association -- 6% 2029 (IO).......             9,089,892      2,162,403
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010.............................................               672,654        713,014
                                                                                     ------------
                                                                                     $  2,924,567
                                                                                     ------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 6.6% (Cost $29,664,975)..................                         $ 30,035,230
                                                                                     ------------

TOTAL INVESTMENT SECURITIES -- 99.6% (Cost $352,106,999)....                         $457,661,193
                                                                                     ------------

SHORT-TERM INVESTMENTS -- 0.3% (Cost $1,545,000)
Short-term Corporate Note:
  General Electric Company -- 1.87% 7/1/02..................            $1,545,000   $  1,545,000
                                                                                     ------------

TOTAL INVESTMENTS -- 99.9% (Cost $353,651,999)..............                         $459,206,193
Other assets and liabilities, net -- 0.1%...................                              591,917
                                                                                     ------------

TOTAL NET ASSETS -- 100%....................................                         $459,798,110
                                                                                     ============

* Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six months ended June 30, 2002.

                                                                        Purchases      Sales       Realized    Dividend
                                                                         at Cost      at Cost        Gain       Income
                                                                        ----------   ----------   ----------   --------
          Denison International plc (ADR).............................      --           --           --          --
          Landauer, Inc...............................................      --       $3,290,232   $2,177,078   $445,410

++ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. Metaldyne Corporation was purchased on June 13, 2002, and June 17, 2002, and it constituted 0.2% of total net assets at June 30, 2002.

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 2002

                                                                           Shares or
                                                                          Face Amount
                                                                        ---------------
NET PURCHASES

COMMON STOCKS
Cognex Corporation....................................................      50,000 shs.
Engelhard Corporation.................................................     108,000 shs.
Plantronics, Inc......................................................      40,000 shs.
SanDisk Corporation...................................................      60,000 shs.
TriQuint Semiconductor, Inc...........................................     270,000 shs.

CONVERTIBLE SECURITY
IVAX Corporation -- 5.5% 2007(1)......................................  $     2,000,000

NON-CONVERTIBLE SECURITIES
Metaldyne Corporation  -- 11% 2012(1).................................  $     1,000,000
Westinghouse Air Brake Company -- 9.375% 2005.........................  $     1,000,000

NET SALES

COMMON STOCKS
Belden Inc............................................................     102,200 shs.
DENTSPLY International Inc.(2)........................................     127,450 shs.
Graco Inc.............................................................      79,800 shs.
Landauer, Inc.........................................................      65,900 shs.

NON-CONVERTIBLE SECURITY
Fleming Companies, Inc. -- 10.5% 2004(2)..............................  $     2,000,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                      June 30, 2002
                                                              ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $352,106,999) -- Note A.........................  $457,661,193
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A................     1,545,000      $459,206,193
                                                              ------------
  Cash......................................................                             342

  Receivable for:
    Accrued interest and dividends..........................                       1,116,896
                                                                                ------------
                                                                                $460,323,431

LIABILITIES
  Payable for:
    Advisory fees...........................................  $    265,036
    Accrued dividends -- Preferred Stock....................       196,921
    Accrued expenses........................................        63,364           525,321
                                                              ------------      ------------
TOTAL NET ASSETS -- June 30, 2002...........................                    $459,798,110
                                                                                ============

  Assets applicable to Preferred Stock at a liquidation
    preference of $27.50 per share (asset coverage 849%) --
    Note B..................................................                    $ 54,153,330
                                                                                ============

  Net assets applicable to Common Stock -- $50.24 per
    share...................................................                    $405,644,780
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per
    share; authorized 3,000,000 shares; outstanding
    1,969,212 shares -- Note B..............................                    $  5,907,636
  Common Stock -- par value $1 per share; authorized
    12,000,000 shares; outstanding 8,074,453 shares --
    Note B..................................................                       8,074,453
  Additional Paid-in Capital................................                     330,657,653
  Undistributed net investment income.......................                         218,389
  Undistributed net realized gain on investments............                       9,385,785
  Unrealized appreciation of investments....................                     105,554,194
                                                                                ------------
TOTAL NET ASSETS -- June 30, 2002...........................                    $459,798,110
                                                                                ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 2002

INVESTMENT INCOME
  Income:
    Dividends (including $445,410 from securities of
     affiliates)............................................                 $   2,129,982
    Interest................................................                     1,863,103
                                                                             -------------
                                                                             $   3,993,085
  Expenses -- Note C:
    Advisory fees...........................................  $   1,718,422
    Transfer agent fees and expenses........................        148,772
    Reports to shareholders.................................         99,958
    Directors' fees and expenses............................         49,500
    Insurance...............................................         44,964
    Legal and auditing fees.................................         33,720
    Taxes, other than federal income tax....................         33,300
    Registration and filing fees............................         25,854
    Custodian fees and expenses.............................         24,906
    Other expenses..........................................          9,769      2,189,165
                                                              -------------  -------------
        Net investment income -- Note A.....................                 $   1,803,920
                                                                             -------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of
     60 days or less).......................................  $  28,119,588
    Cost of investment securities sold......................     17,789,913
                                                              -------------
      Net realized gain on investments -- Notes A and D.....                 $  10,329,675
  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..........  $ 139,213,689
    Unrealized appreciation at end of period................    105,554,194
                                                              -------------
      Decrease in unrealized appreciation of investments....                   (33,659,495)
                                                                             -------------
        Net realized and unrealized loss on investments.....                 $ (23,329,820)
                                                                             -------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................                 $ (21,525,900)
                                                                             =============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                      For the six months ended         For the year ended
                                                           June 30, 2002               December 31, 2001
                                                    ----------------------------  ----------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income...........................  $   1,803,920                 $   4,312,514
  Net realized gain on investments
    -- Notes A and D..............................     10,329,675                    44,968,287
  Increase (decrease) in unrealized
    appreciation of investments...................    (33,659,495)                   46,087,091
                                                    -------------                 -------------
Increase (decrease) in total net assets resulting
  from operations.................................                 $ (21,525,900)                $  95,367,892

Distributions to Preferred shareholders:
  From net investment income......................                    (2,363,054)                   (4,726,109)

Distributions to Common shareholders -- Note A:
  From net investment income......................             --                 $  (2,374,677)
  From net realized capital gains.................  $ (18,471,052)   (18,471,052)   (34,137,047)   (36,511,724)
                                                    -------------                 -------------
  Proceeds from shares issued for distributions
    reinvested by shareholders -- Note B..........                     3,432,541                     6,984,940
                                                                   -------------                 -------------
Increase (decrease) in total net assets...........                 $ (38,927,465)                $  61,114,999

TOTAL NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $777,523 and $3,565,795 at December 31, 2001
  and 2000, respectively..........................                   498,725,575                   437,610,576
                                                                   -------------                 -------------
End of period, including
  undistributed net investment income
  of $218,389 and $777,523 at June 30, 2002 and
  December 31, 2001...............................                 $ 459,798,110                 $ 498,725,575
                                                                   =============                 =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                   Six
                                                  months
                                                  ended                             Year ended December 31,
                                                 June 30,      ------------------------------------------------------------------
                                                   2002           2001          2000          1999          1998          1997
                                                 --------      ----------       ----          ----          ----          ----
Per share operating performance:
Net asset value at beginning of period........  $    55.45     $    48.62    $    50.70    $    48.23    $    50.20    $    45.35
                                                ----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income.......................  $     0.22     $     0.54    $     0.70    $     0.67    $     0.88    $     1.08
  Net realized and unrealized gain (loss)
     on investment securities.................       (2.88)         11.40          4.20         10.27          2.37         10.50
                                                ----------     ----------    ----------    ----------    ----------    ----------
  Total from investment operations............  $    (2.66)    $    11.94    $     4.90    $    10.94    $     3.25    $    11.58
                                                ----------     ----------    ----------    ----------    ----------    ----------
Distributions to Preferred shareholders:
  From net investment income..................  $    (0.29)    $    (0.59)   $    (0.61)   $    (0.62)   $    (0.63)   $    (0.65)
Distributions to Common shareholders:
  From net investment income..................          --          (0.30)           --         (0.09)        (0.41)        (0.32)
  From net realized gains.....................       (2.30)         (4.30)        (6.41)        (7.77)        (4.21)        (5.76)
                                                ----------     ----------    ----------    ----------    ----------    ----------
    Total distributions.......................  $    (2.59)    $    (5.19)   $    (7.02)   $    (8.48)   $    (5.25)   $    (6.73)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Effect of shares issued for distributions
  reinvested by shareholders..................  $     0.04     $     0.08    $     0.04    $     0.01    $     0.03            --
                                                ----------     ----------    ----------    ----------    ----------    ----------

Net asset value at end of period..............  $    50.24     $    55.45    $    48.62    $    50.70    $    48.23    $    50.20
                                                ==========     ==========    ==========    ==========    ==========    ==========
Per share market value at end of period.......  $    61.21     $    61.02    $    52.69    $    48.25    $    49.06    $    51.06
Total investment return(1)....................        4.2%          26.0%         24.1%         15.2%          5.8%         26.9%
Net asset value total return(2)...............      (5.5)%          24.7%          9.6%         23.1%          5.8%         25.4%

Ratios/supplemental data:
  Net assets at end of period
    (in thousands)............................    $459,798       $498,726      $437,611      $444,388      $417,777      $425,490
  Ratio of expenses to average net assets.....       0.88%(3)       0.85%         0.87%         0.87%         0.87%         0.87%
  Ratio of net income to average
    net assets................................       0.72%(3)       0.95%         1.28%         1.21%         1.59%         1.95%
  Portfolio turnover rate.....................      11.56%(3)      25.13%        18.55%        23.51%        28.34%        27.46%

Preferred Stock:
Total shares outstanding(4)...................   1,969,212      1,969,212     1,969,212     1,969,212     1,969,212     1,969,212
Asset coverage per share(4)...................     $233.49        $253.26       $222.23       $225.67       $212.15       $216.07
Involuntary liquidation preference per
 share........................................      $27.50         $27.50        $27.50        $27.50        $27.50        $27.50
Average market value per share(5).............      $30.83         $30.05        $27.87        $28.54        $29.95        $28.72

(1) Based on market value per share, adjusted for reinvestment of distributions

(2) Based on net asset value per share, adjusted for reinvestment of distributions

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2002

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2002 is preliminary and may be revised based on operating results for the entire year.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 57,265 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended
June 30, 2002.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 2002, the Company paid aggregate fees of $49,500 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 2002, the Company incurred legal fees of $4,320 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $36,678,279 for the six months ended June 30, 2002. Cost of investment securities owned at June 30, 2002, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2002, for federal income tax purposes was $128,250,030 and $22,695,836, respectively.

                             DIRECTORS AND OFFICERS

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                   TERM OF OFFICE AND                              FUND COMPLEX
         NAME, AGE &              POSITION(S)          LENGTH OF         PRINCIPAL OCCUPATION(S)    OVERSEEN BY         OTHER
           ADDRESS               WITH COMPANY        TIME SERVICED       DURING THE PAST 5 YEARS     DIRECTOR       DIRECTORSHIPS
           -------               ------------        -------------       ------------------------    --------       -------------
Willard H. Altman, Jr. - (66)*  Director         Term: 1 Year            Retired. Formerly, until        5
11400 W. Olympic Blvd.                           Time Served: 4 Years    1995, Partner of Ernst &
Los Angeles, CA 90064                                                    Young LLP, independent
                                                                         auditors for the
                                                                         Company.

Wesley E. Bellwood - (78)*      Director         Term: 1 Year            Retired. Formerly, until        1
11400 W. Olympic Blvd.                           Time Served: 22 Years   1999, Chairman Emeritus
Los Angeles, CA 90064                                                    and director of Wynn's
                                                                         International, Inc.

David Rees - (78)*              Director         Term: 1 Year            Private investor.               1        International
11400 W. Olympic Blvd.                           Time Served: 34 Years   Formerly President and                   Institute of
Los Angeles, CA 90064                                                    Chief Executive Officer                  Los Angeles
                                                                         of the International
                                                                         Institute of
                                                                         Los Angeles. Formerly,
                                                                         until 1995, the Senior
                                                                         Editor of Los Angeles
                                                                         Business Journal.

Paul G. Schloemer - (74)*       Director         Term: 1 Year            Retired. Formerly               1
11400 W. Olympic Blvd.                           Time Served: 3 Years    President and Chief
Los Angeles, CA 90064                                                    Executive Officer
                                                                         (1984-1993) of Parker
                                                                         Hannifin Corporation.

Lawrence J. Sheehan - (70)      Director         Term: 1 Year            Of counsel to, and              4
11400 W. Olympic Blvd.                           Time Served: 11 Years   partner (1969 to 1994)
Los Angeles, CA 90064                                                    of, the firm of
                                                                         O'Melveny & Myers LLP,
                                                                         legal counsel to the
                                                                         Company.

Eric S. Ende - (57)             Director,        Term: 1 Year            Senior Vice President of        3
11400 W. Olympic Blvd.          President &      Time Served: 2 Years    the Adviser.
Los Angeles, CA 90064           Chief
                                Investment
                                Officer

Steven R. Geist - (48)          Senior Vice      Time Served: 6 Years    Vice President of the
11400 W. Olympic Blvd.          President &                              Adviser.
Los Angeles, CA 90064           Fixed-Income
                                Manager

J. Richard Atwood - (42)        Treasurer        Time Served: 5 Years    Principal and Chief                      First Pacific
11400 W. Olympic Blvd.                                                   Operating Officer of the                 Advisors, Inc.,
Los Angeles, CA 90064                                                    Adviser. President of                    and FPA Fund
                                                                         FPA Fund Distributors,                   Distributors, Inc.
                                                                         Inc.

Sherry Sasaki - (47)            Secretary        Time Served: 20 Years   Assistant Vice President
11400 W. Olympic Blvd.                                                   and Secretary of the
Los Angeles, CA 90064                                                    Adviser and of FPA Fund
                                                                         Distributors, Inc.

Christopher H. Thomas - (45)    Assistant        Time Served: 7 Years    Vice President and                       FPA Fund
11400 W. Olympic Blvd.          Treasurer                                Controller of the                        Distributors, Inc.
Los Angeles, CA 90064                                                    Adviser and of FPA Fund
                                                                         Distributors, Inc.

* Audit committee member

                           RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 6, 2002:

    1. With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                      VOTES FOR   VOTES WITHHELD
                                                                      ---------   --------------
        COMMON
        Wesley E. Bellwood..........................................  6,813,920       62,526
        Eric S. Ende................................................  6,834,933       62,526
        David Rees..................................................  6,817,089       62,526
        Lawrence J. Sheehan.........................................  6,830,950       62,526

        PREFERRED
        Willard H. Altman, Jr.......................................  1,734,467       15,774
        Paul G. Schloemer...........................................  1,736,313       15,774

    2. With respect to continuation of the Investment Advisory Agreement, a total of 8,486,276 shares voted for, 43,469 shares voted against and 108,167 shares abstained.

    No broker non-votes were received with respect to any of the matters voted upon above.

                                                          PRESORTED
            SOURCE CAPITAL, INC.                           STANDARD
            11400 West Olympic Boulevard, Suite 1200     U.S. POSTAGE
            Los Angeles, California 90064                    PAID
                                                             MIS